Warrant Derivative - Summary of Assumptions Used in the Black Scholes Option Pricing Model for Warrants (Details) - Warrants	Dec. 31, 2023 year $ / shares	Sep. 07, 2023 year $ / shares	Aug. 08, 2023 year $ / shares
Disclosure of fair value measurement of liabilities [line items]
Underlying share price (usd per share)	$ 1.35	$ 2.39	$ 2.26
Risk-free interest rate	0.032	0.039	0.038
Expected life | year	4.6	5.0	5.0
Expected volatility	0.365	0.365	0.365
Expected dividend yield	0	0	0
Fair value per warrant (usd per share)	$ 0.18	$ 0.79	$ 0.70